EXHIBIT 3(i)
            Registrant's Amended Articles of Incorporation.
               (Incorporated by reference to Exhibit 3(i)
         to Registrant's Registration Statement No. 333-27837
                on Form S-8, filed with the Commission on
                            May 27, 1997.)